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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported):  AUGUST 14, 2002


                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)


                 DELAWARE                                    1-12387                        76-0515284
(State or Other Jurisdiction of Incorporation)      (Commission File Number)     (IRS Employer Identification No.)

                       500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                      60045
                          (Address of Principal Executive Offices)                    (Zip Code)




Registrant's telephone number, including area code:    (847) 482-5000





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ITEM 9.           REGULATION FD DISCLOSURE.

            The information in this Current Report on Form 8-K, including the exhibits listed below, is being furnished, not filed, pursuant to Regulation FD. The information in this report and in such exhibits shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this report and in such exhibits shall not be deemed to be incorporated by reference into the Tenneco Automotive Inc. ("Tenneco Automotive") filings under the Securities Act of 1933, as amended.

            On August 14, 2002, the Chief Executive Officer and the Chief Financial Officer of Tenneco Automotive each (1) furnished, accompanying Tenneco Automotive's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, a personal certification regarding the Form 10-Q pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and
(2) furnished to the Securities and Exchange Commission a sworn personal statement as mandated by order of the Commission dated June 27, 2002 (File No. 4-460). Copies of the certifications and sworn statements are furnished as Exhibits 99.1, 99.2, 99.3 and 99.4 to this Current Report on Form 8-K.

Exhibit 99.1 Certification of Chief Executive Officer of Tenneco Automotive, dated August 14, 2002, pursuant to 18 U.S.C.
                  Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.2 Certification of Chief Financial Officer of Tenneco Automotive, dated August 14, 2002, pursuant to 18 U.S.C.
                  Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.3 Sworn Statement of Chief Executive Officer of Tenneco Automotive, dated August 14, 2002, pursuant to Securities and Exchange Commission Order Dated June 27, 2002.

Exhibit 99.4 Sworn Statement of Chief Financial Officer of Tenneco Automotive, dated August 14, 2002, pursuant to Securities and Exchange Commission Order Dated June 27, 2002.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     TENNECO AUTOMOTIVE INC.

Date:    August 14, 2002
                                            By:      /s/ Mark A. McCollum
                                                     ---------------------------
                                                     Mark A. McCollum
                                                     Senior Vice President and
                                                     Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NO.       EXHIBIT
-----------       -------

Exhibit 99.1 Certification of Chief Executive Officer of Tenneco Automotive, dated August 14, 2002, pursuant to 18 U.S.C.
                  Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.2 Certification of Chief Financial Officer of Tenneco Automotive, dated August 14, 2002, pursuant to 18 U.S.C.
                  Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Exhibit 99.3 Sworn Statement of Chief Executive Officer of Tenneco Automotive, dated August 14, 2002, pursuant to Securities and Exchange Commission Order Dated June 27, 2002.

Exhibit 99.4 Sworn Statement of Chief Financial Officer of Tenneco Automotive, dated August 14, 2002, pursuant to Securities and Exchange Commission Order Dated June 27, 2002.





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